PRIDE INTERNATIONAL RIG STATUS
June 6, 2005

Offshore Fleet

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments
OWNED UNITS
Drillships - 2
Pride Africa	10,000' WD, DP	W Africa	Dec-04	Jan-10	Low $160s
Pride Angola	10,000' WD, DP	W Africa	May‑00 Jul-05	May‑05 Jun-10	High $160s Low $160s	SPS May 15 - Jul 10, 2005
Semisubmersibles - 12
Pride Brazil	5,000' WD, DP	Brazil	Jul-01	Jul-06	Mid $130s
Pride Carlos Walter	5,000' WD, DP	Brazil	Jun-01	Jun-06	Mid $130s	2Q05 maintenance downtime 25 days
Pride North America	7,500' WD, Conv	W Africa Mediterranean	Aug-04 Dec-05	Sep-05 Jan-08	Low $100s Low $200s	Transit to Mediterranean Oct ‑ Nov 2005
Pride North Sea	1,000' WD, Conv	Libya	Oct-04	Dec-05	High $60s
Pride Portland	5,700' WD, DP	Curaçao
Pride Rio de Janeiro	5,700' WD, DP	Brazil	Apr-05	Aug-05	Low $140s
Pride South America	4,000' WD, DP	Brazil	Jan-03	Feb-07	High $70s	2Q05 maintenance 23 days
Pride South Atlantic	1,500' WD, Conv	Brazil	Dec-04	Jan-06	Low $70s‑Low $100s	Multiple sequential well contracts
Pride South Pacific	6,500' WD, Conv	W Africa	May-05	Aug-05	Mid $150s	2Q05 SPS 47 days
			Aug-05	Dec-05	Mid $180s
			Jan-06	Dec-06	Low $140s
Pride South Seas	1,000' WD, Conv	S Africa	Jul-05	Jun-06	Low $80s
Pride Venezuela	1,500' WD, Conv	Libya	Jan-05	Dec-05	Mid $70s
Pride Mexico	2,650' WD, Conv	Mexico	Oct-03	Apr-07	High $40s
Jackups - 29
International (6)
Pride Cabinda	300' ILC	W Africa	Aug-00 Sep-05	Aug-05 Sep-07	Low $50s High $50s
Pride Hawaii	300' ILC	SE Asia	Nov-03 Jun-05	May-05 Dec-06	Low $50s High $50s
Pride Montana	270' ILC	Mid-East	Jun-04	Jun-07	Low $40s
Pride North Dakota	250' ILC	Mid-East	May-05	May-08	High $50s	Contract start date May 23, 2005
Pride Pennsylvania	300' ILC	India	Jun-03	Jun-06	High $50s
Pride Rotterdam	205' Accom	N Sea	May-04	Mar-06	Low $40s	SPS May 3 - Jun 26, 2005
Gulf of Mexico — Mexico (13)
Pride Alabama	200' MC/TD	Mexico	Jul-03	Jul-07	Mid $30s
Pride Alaska	250' MC/TD	Mexico	Nov-02	Jul-05	Mid $30s
Pride Arkansas	200' MC/TD	Mexico	Nov-03	Oct-06	Mid $30s
Pride California	250' MS/TD	Mexico	Aug-02	Oct-05	Low $30s
Pride Colorado	200' MC/TD	Mexico	Jul-03	Mar-07	Mid $30s
Pride Louisiana	250' MS/TD	Mexico	Apr-02	Jul-06	Low $30s
Pride Nebraska	200' MC/TD	Mexico	Nov-02	Jan-06	Mid $30s
Pride Nevada	200' MC/TD	Mexico	Apr-02	Jul-06	Low $30s
Pride Oklahoma	250' MS/TD	Mexico	Sep-02	Aug-05	Mid $30s

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

[2]	Dayrates shown estimate average revenue per day in thousands. They include deferred mobilization amortization, and exclude reimbursable items, demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the Company’s website at www.prideinternational.com. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

PRIDE INTERNATIONAL RIG STATUS
June 6, 2005

Offshore Fleet (cont’d)

Current Contract [1]
Rig Name	Design	Area	From	To	Dayrate [2]	Comments
Pride South Carolina	200' MC/TD	Mexico	Jul-02	Mar-06	Low $30s
Pride Tennessee	300' ILC/TD	Mexico	Jul-03	Jun-06	High $40s
Pride Texas	300' MC/TD	Mexico	Nov-03	Jun-05	Low $40s
Pride Wisconsin	300' ILS/TD	Mexico	Jan-04	Dec-06	Mid $30s
Gulf of Mexico ‑ USA (10)
Pride Arizona	250' MS/TD	USA	Jun-04	Jun-05	High $20s
Pride Florida	200' MC/TD	USA	Jan-05 Jun-05	Jun-05 Aug-05	Low $40s Low $50s
Pride Georgia	250' MS/TD	USA	Apr-05	Jul-05	Mid $40s
Pride Kansas	250' MC/TD	USA	Nov-02	Jun-05	Low $50s	Dayrate indexed monthly to market
Pride Michigan	250' MS	USA	Mar-05 Jul-05	Jun-05 Sep-05	High $30s Low $50s
Pride Mississippi	200' MC/TD	USA	Feb-05	Jun-05	Low $40s
			Jun-05	Aug-05	Mid $40s
			Aug-05	Oct-05	Low $50s
Pride Missouri	250' MC/TD	USA	Feb-05 Sep-05	Sep-05 Dec-05	Low $40s Low $50s
Pride New Mexico	200' MC	USA	May-05	Aug-05	High $40s
Pride Utah	80' MC/TD	USA	Jun-05	Jul-05	Mid $30s
Pride Wyoming	250' MS	USA	Apr-05	Jul-05	High $30s
Platform Rigs - 12
Platform Rigs ‑ Mexico	3 Units	Mexico	Various	Various	Mid $20s [3]	3 of 3 rigs contracted
Platform Rigs — USA	9 Units	USA	Various	Various	Mid $20s [3]	5 of 9 rigs contracted
Tenders - 4
Al Baraka 1	650' WD	W Africa	Jan-05	Apr-07	Mid $40s
Alligator	330' WD	W Africa	Jul-04	Jan-06	Low $40s
Barracuda	330' WD	W Africa	Apr-05	May-06	Low $50s
Ile De Sein	450' WD	SE Asia	Mar-05	Jul-05	Low $40s
Barges - 3
Bintang Kalimantan	21' WD	W Africa	Sep-01	Jun-05	High $20s
Pride I	150' WD	Venezuela	Jan-05	Jan-06	Mid $20s
Pride II	150' WD	Venezuela	Jan-05	Jan-06	Mid $20s
MANAGED UNITS
Semisubmersibles - 2
Leiv Eiriksson	8,200' WD, DP	W Africa	Sep-04	Mar-06	**	Management fee
Thunderhorse	N/A	USA	Apr-05	Apr-10	**	Management fee
Jackups - 2
GP19	150' ILC	Venezuela	Dec-00	Jun-05	**	Management fee
GP20	150' ILC	Venezuela	Dec-00	Jun-05	**	Management fee
Platform Rigs - 4
Kizomba A	TLPDrilling Rig	W Africa	Dec-03	Dec-08	**	Management fee
Kizomba B	TLPDrilling Rig	W Africa	Mar-05	Mar-10	**	Management fee
Holstein	Spar Drilling Rig	USA	Aug-04	Apr-09	**	Management fee
Mad Dog	Spar Drilling Rig	USA	Sep-04	Sep-09	**	Management fee

[1]	Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride’s customers and current expectations as to the time required for completion of projects.

[2]	Dayrates shown estimate average revenue per day in thousands. They include deferred mobilization amortization, and exclude reimbursable items, demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but are not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

[3]	Average contract dayrate for the rig class.

[4]	** Not applicable.

Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

PRIDE INTERNATIONAL RIG STATUS
June 6, 2005

Land Fleet

	Rig Count
Country	Total	Contracted	Utilization
Argentina Drilling	49	44	90%
Argentina Workover	97	95	98%
Bolivia Drilling	4	4	100%
Bolivia Workover	2	2	100%
Colombia / Ecuador Drilling	13	8	62%
Colombia / Ecuador Workover	8	5	63%
Brazil Drilling	1	1	100%
Brazil Workover	4	4	100%
Mexico Workover	1	1	100%
Venezuela Drilling	6	6	100%
Venezuela Workover	27	18	67%
Russia / Kazakhstan	3	1	33%
Chad	5	5	100%
Other Land	7	1	14%
Total Rigs	227	195	86%

Key:
DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform